                                                                  EXHIBIT 10.2

                      UNANIMOUS CONSENT OF DIRECTORS OF
                               KOSS CORPORATION


        The undersigned, constituting all of the directors of Koss Corporation, a Delaware corporation (the "Company"), do hereby consent and agree to the adoption of the following resolutions:

        WHEREAS, the Compensation Committee has recommended that the following Supplemental Executive Retirement Plan be approved for Michael J. Koss;

        WHEREAS, the Board of Directors believes it is in the best interests of the Company to adopt the following Supplemental Executive
        Retirement Plan for Michael J. Koss;

        NOW, THEREFORE, BE IT RESOLVED, that Michael J. Koss shall receive annual cash compensation following his retirement from the Company
        (the "Retirement Payments") in an amount equal to 2% of the base salary of Michael J. Koss, multiplied by his number of years of service to the Company (example 2% multiplied by 25 years is 50% of base salary). The base salary shall be calculated using the average base salary for Michael J. Koss during the three years preceding his retirement. The Retirement Payments shall be paid to Michael J. Koss monthly until his death, and after the death of Michael J. Koss the Company shall continue to make the Retirement Payments monthly to the surviving spouse of Michael J. Koss until her death.

        This Unanimous Consent of Directors may be executed in one or more counterparts each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same document.

        Dated at Milwaukee, Wisconsin, this 7th day of March, 1997.
                                            ---        ------

            /s/                                 /s/
            --------------------                -----------------------
            John C. Koss                        Thomas L. Doerr


           /s/                                  /s/
           ----------------------               -----------------------
           Lawrence S. Mattson                  John Stollenwerk

           /s/                                  /s/
           ----------------------               -----------------------
           Martin F. Stein                      Victor L. Hunter